February 3, 1994


Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004

Gentlemen:

The following electronic transmission is a copy of Spartech
Corporation's Form of Proxy for its Annual Meeting of Shareholders to be held on March 9, 1994. The definitive Proxy Statement was previously filed on January 31, 1994 via EDGAR.

If you should have any questions, please do not hesitate to call.

Sincerely,

SPARTECH CORPORATION


Jay D. Chezem
Corporate Controller

SPARTECH CORPORATION PROXY

  Proxy to Vote Shares of Common Stock Solicited by the Board of Directors for the Annual Meeting of Shareholders on March 9, 1994 at 10:00 a.m. C.S.T. at the Holiday Inn, Clayton Plaza, 7730 Bonhomme Avenue, Clayton, Missouri 63105.

  The undersigned hereby appoints W.R. Clerihue and Bradley B. Buechler, and each of them with full power of substitution, as the proxies of the undersigned to vote and act with respect to all shares of Common Stock of Spartech Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on March 9, 1994, and at any and all adjournments thereof with all the powers the undersigned would possess if personally present, upon the matters noted below and such other matters as may properly come before the meeting:

1. ELECTION OF DIRECTORS: _ FOR all nominees (except as marked to the contrary)
                          _ WITHHOLD AUTHORITY for all nominees
                            Thomas L. Cassidy, David B. Mueller,
                            Rodney H. Sellers

       (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

2. PROPOSAL TO RATIFY APPOINTMENT OF ARTHUR ANDERSEN & CO., as auditors of the Company for the Company for the fiscal year 1994.
   _ FOR      _ AGAINST     _ ABSTAIN

3. In accordance with their best judgment upon such matters as may properly come before the meeting.
   _ Authority Granted     _ Authority Withheld




(Back of Card)


  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO PREFERENCE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND THE PROPOSAL LISTED AND IN ACCORDANCE WITH THEIR BEST JUDGEMENT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


           Signature of Shareholder


           Signature of Shareholder

           IMPORTANT: Please sign this Proxy exactly as your name appears hereon. IF SHARES ARE HELD BY MORE THAN ONE OWNER, EACH MUST SIGN. Executors, administrators, trustees, guardians, and others signing in representative capacity should give their full titles.

           DATED: ___________, 1994
           Be sure to date this proxy.